UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 18, 2006

Financial Security Assurance Holdings Ltd.

(Exact name of registrant as specified in its charter)

New York	1-12644	13-3261323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 West 52nd Street, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 826-0100

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 420.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

(a)           On May 18, 2006, the Board of Directors of Financial Security Assurance Holdings Ltd. (the “Company”) amended (1) the 2004 Supplemental Executive Retirement Plan of the Company, a copy of which is attached hereto as Exhibit 10.1, (2) the 2004 Deferred Compensation Plan of the Company, a copy of which is attached hereto as Exhibit 10.2, and (3) the Severance Policy for Senior Management of the Company, a copy of which is attached hereto as Exhibit 10.3. The amendments were made primarily to conform to the requirements of the American Jobs Creation Act applicable to deferred compensation arrangements provided under Section 409A of the Internal Revenue Code and the regulations thereunder.

At the same time, the Board of Directors of the Company approved amendments to the existing employment agreements between the Company and Robert P. Cochran, Chairman of the Board and Chief Executive Officer of the Company, and Séan W. McCarthy, President and Chief Operating Officer of the Company.  The amendments were made primarily to conform to the requirements of the American Jobs Creation Act applicable to deferred compensation arrangements provided under Section 409A of the Internal Revenue Code and the regulations thereunder. A copy of the amended agreement between the Company and Mr. Cochran is attached hereto as Exhibit 10.4 and a copy of the amended agreement between the Company and Mr. McCarthy is attached hereto as Exhibit 10.5.

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           On May 18, 2006, the Company’s shareholders, through a Written Consent of Shareholders in Lieu of Annual Meeting, approved the election of the Board of Directors of the Company, including the election of Xavier de Walque as the newest member. Board members David O. Maxwell, Director of the Company since September 2004, and Pierre Richard, Director and Vice Chairman of the Company since July 2000, retired from the Board and so did not stand for re-election. Following the election, the Board of Directors consists of the following members:

Robert P. Cochran (Chairman)
Axel Miller (Vice Chairman)
Dirk Bruneel
Bruno Deletre
Robert N. Downey
Xavier de Walque
Jacques Guerber
Séan W. McCarthy
James H. Ozanne
Roger K. Taylor
Rembert von Lowis
George U. Wyper

Item 9.01.              Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit Number	Description
10.1†	2004 Supplemental Executive Retirement Plan, as amended on May 18, 2006.
10.2†	2004 Deferred Compensation Plan, as amended on May 18, 2006.
10.3†	Severance Policy for Senior Management, as amended on May 18, 2006.
10.4†	Employment Agreement by and between the Company and Robert P. Cochran, as amended on May 18, 2006.
10.5†	Employment Agreement by and between the Company and Séan W. McCarthy, as amended on May 18, 2006.

†              Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL SECURITY ASSURANCE
HOLDINGS LTD.

Date: May 22, 2006
	By:	/s/ Bruce E. Stern
Name: Bruce E. Stern
Title: General Counsel and Managing Director

EXHIBIT INDEX

Exhibit Number	Description
10.1†	2004 Supplemental Executive Retirement Plan, as amended on May 18, 2006.
10.2†	2004 Deferred Compensation Plan, as amended on May 18, 2006.
10.3†	Severance Policy for Senior Management, as amended on May 18, 2006.
10.4†	Employment Agreement by and between the Company and Robert P. Cochran, as amended on May 18, 2006.
10.5†	Employment Agreement by and between the Company and Séan W. McCarthy, as amended on May 18, 2006.

†              Management contract or compensatory plan or arrangement.